EXHIBIT 10.1

OMX TIMBER FINANCE INVESTMENTS I, LLC
OMX TIMBER FINANCE INVESTMENTS II, LLC

$735,000,000 (approximate) Class A-1 Notes due 2019
Secured by $817,500,000 Installment Notes Guaranteed by Wachovia Corporation

$735,000,000 (approximate) Class A-2 Notes due 2019
Secured by $817,500,000 Installment Note Guaranteed by Lehman Brothers Holdings Inc.

PURCHASE AGREEMENT

December 13, 2004

Wachovia Capital Markets, LLC (“Wachovia Capital Markets”)

c/o Wachovia Capital Markets, LLC
One Wachovia Center, Mail Code:  NC0602
301 South College Street
Charlotte, North Carolina 28288–0610

Lehman Brothers Inc. (“Lehman Brothers Inc.”,
and together with Wachovia Capital Markets, the “Initial Purchasers”)

c/o Lehman Brothers Inc.
399 Park Avenue
New York, NY 10022

Ladies and Gentlemen:

Section 1.                                          Authorization of Offered Notes.

OMX Timber Finance Investments I, LLC (the “Class A-1 Issuer”) has duly authorized the sale of the Class A-1 Notes due 2019 (the “Class A-1 Notes”), and OMX Timber Finance Investments II, LLC (the “Class A-2 Issuer”, and together with the Class A-1 Issuer, the “Issuers”) has duly authorized the sale of the Class A-2 Notes due 2019 (the “Class A-2 Notes” and together with the Class A-1 Notes, the “Offered Notes”).  Each Issuer was formed pursuant to a Limited Liability Company Agreement, effective as of November 24, 2004 (each, a “Limited Liability Company Agreement”) between the applicable Issuer, its respective sole member and its respective managers.  Each of the Issuers is a wholly-owned indirect subsidiary of OfficeMax Incorporated, a Delaware corporation (“OfficeMax”).

The Class A-1 Notes will be issued by the Class A-1 Issuer in an aggregate principal amount of approximately $735,000,000, and the Class A-2 Notes will be issued by the Class A-2 Issuer in an aggregate initial principal amount of approximately $735,000,000.  The Class A-1 Notes will be secured by a pledge of certain of the assets of the Class A-1 Issuer, and the Class A-2 Notes will be secured by a pledge of certain of the assets of the Class A-2 Issuer.  The Class A-1 Notes will be issued pursuant to an Indenture, dated as of the date of this Agreement (the “Class A-1 Indenture”), between the Class A-1 Issuer and Wells Fargo Bank Northwest, N.A., as the Indenture Trustee (the “Indenture Trustee”).  The Class A-2 Notes will be issued pursuant to an Indenture, dated as of the date of this Agreement (the “Class A-2 Indenture”, and together with the Class A-1 Indenture, the “Indentures”), between the Class A-2 Issuer and the Indenture Trustee.

The assets of the Class A-1 Issuer include (i) the Installment Notes (as defined in the Class A-1 Indenture), (ii) the Guaranty of Wachovia Corporation (“Wachovia”), and (iii) all monies on deposit in the Class A-1 Notes Account.  The assets of the Class A-2 Issuer include (i) the Installment Note (as defined in the Class A-2 Indenture), (ii) the Guaranty of Lehman Brothers Holdings Inc. (“Lehman Brothers”), and (iii) all monies on deposit in the Class A-2 Notes Account.  Pursuant to the Class A-1 Indenture, as security for the indebtedness represented by the Class A-1 Notes, the Class A-1 Issuer will pledge and grant to the Indenture Trustee a security interest in the applicable Indenture Collateral.  Pursuant to the Class A-2 Indenture, as security for the indebtedness represented by the Class A-2 Notes, the Class A-2 Issuer will pledge and grant to the Indenture Trustee a security interest in the applicable Indenture Collateral.  This Purchase Agreement (this “Agreement”), the Limited Liability Company Agreements, the Indentures and any other document defined in an Indenture as a “Transaction Document” are referred to collectively as the “Transaction Documents.”

Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Indentures.

The Offered Notes are to be offered without being registered under the Securities Act of 1933, as amended (the “Securities Act”) to U.S. Persons who are either (i) both “qualified institutional buyers” in compliance with the exemption from registration provided by Rule 144A under the Securities Act (“QIBs”) and “qualified purchasers” (“Qualified Purchasers”) for purposes of Section 3(c)(7) under the Investment Company Act of 1940, as amended (the “1940 Act”), or (ii) to institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) (“Institutional Accredited Investors”) and Qualified Purchasers and that deliver a letter in the form of Exhibit C-1 to the Indenture.  For purposes of this Agreement, “U.S. Person” means a Person who is both (i) a “U.S. person” as defined in Regulation S under the Securities Act and (ii) a “United States person” under Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

In connection with the sale of the Offered Notes, the Issuers have prepared a preliminary confidential offering memorandum dated December 8, 2004 (including any exhibits thereto and all information incorporated therein by reference, the “Preliminary Memorandum”) and a final confidential offering memorandum dated the date hereof (including any exhibits, amendments or supplements thereto and all information incorporated therein by reference, the “Final Memorandum”, and each of the Preliminary Memorandum and the Final Memorandum, a “Memorandum”) including a description of the terms of the Offered Notes, the terms of the offering, and a description of each Issuer, Wachovia and Lehman Brothers.

It is understood and agreed that nothing in this Agreement shall prevent the Initial Purchasers from entering into any agency agreements, underwriting agreements or other similar agreements governing the offer and sale of securities with any issuer or issuers of securities, and nothing contained herein shall be construed in any way as precluding or restricting the Initial Purchasers’ right to sell or offer for sale any securities issued by any person, including securities similar to, or competing with, the Offered Notes.

Until the Scheduled Maturity Date (which is October 31, 2019), the Class A-1 Notes shall bear interest at a per annum rate equal to 5.420% per annum, and the Class A-2 Notes shall bear interest at a per annum rate equal to 5.540% per annum.  If the maturity of either Class of Offered Notes is extended to the Extended Maturity Date pursuant to Section 4.04 of the applicable Indenture, then the per annum rate of interest for such Class shall increase in accordance with Section 4.04(d) of the applicable Indenture.

The Issuers and OfficeMax hereby agree with the Initial Purchasers, as follows:

Section 2.                                          Purchase and Sale of Offered Notes.

Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, (i) the Class A-1 Issuer agrees to sell to Wachovia Capital Markets all of the Class A-1 Notes, and Wachovia Capital Markets agrees to purchase all of the Class A-1 Notes at a purchase price equal to 100% of the principal amount of such Class A-1 Notes; and (ii) the Class A-2 Issuer agrees to sell to Lehman Brothers Inc. all of the Class A-2 Notes, and Lehman Brothers Inc. agrees to purchase all of the Class A-2 Notes at a purchase price equal to 100% of the principal amount of such Class A-2 Notes.  It is understood and agreed that each Initial Purchaser may retain Offered Notes which it purchases, purchase such Offered Notes for its own account or sell such Offered Notes to its affiliates or to the other Initial Purchaser.

(a)                                  In addition, whether or not the transactions contemplated hereby shall be consummated, each Issuer agrees to pay the costs and expenses incident to the performance by such Issuer of its obligations hereunder and under the documents to be executed and delivered in connection with the offering, issuance, sale and delivery of the applicable Class of Offered Notes (the “Documents”), including, without limitation or duplication, (i) the reasonable fees and disbursements of counsel to such Issuer; (ii) the fees and expenses of any trustees or custodian due to such trustees’ or custodian’s initial expenses incurred in connection with the issuance of the applicable Class of the Offered Notes and its counsel; (iii) the customary fees and expenses of any bank establishing and maintaining accounts on behalf of the holders of the applicable Class of Offered Notes or in connection with the transaction; (iv) the reasonable fees and expenses of the accountants for such Issuer, including the fees for the “comfort letters” or “agreed–upon procedures letters” required by an Initial Purchaser, any rating agency or any purchaser in connection with the offering, sale, issuance and delivery of such Class of Offered

Notes; (v) all expenses incurred in connection with the preparation and distribution of one or more preliminary and the final Memorandum and other disclosure materials prepared and distributed and all expenses incurred in connection with the preparation and distribution of the Transaction Documents; (vi) the fees charged by any securities rating agency for rating the Offered Notes; (vii) the fees for any securities identification service for any CUSIP or similar identification number required by the purchasers or requested by the Initial Purchasers; (viii) the reasonable fees and disbursements of counsel to the Initial Purchasers; (ix) all expenses in connection with the qualification of such Class of Offered Notes for offering and sale under state securities laws, including the fees and disbursements of counsel and, if requested by the Initial Purchasers, the cost of the preparation and reproduction of any “blue sky” or legal investment memoranda; (x) any federal, state or local taxes, registration or filing fees (including Uniform Commercial Code financing statements) or other similar payments to any federal, state or local governmental authority in connection with the offering, sale, issuance and delivery of such Class of Offered Notes; and (xi) the reasonable fees and expenses of Dechert LLP, Richards Leyton & Finger LLP, or any other special counsel retained by the Issuers to provide advice, opinions or assistance in connection with the offering, issuance, sale and delivery of such Class of Offered Notes.

Section 3.                                          Delivery.

Delivery of the Offered Notes shall be made in the form of one or more global certificates delivered to The Depository Trust Company, except that any Offered Note to be sold by an Initial Purchaser to a U.S. Person who is both an Institutional Accredited Investor and a Qualified Purchaser, but that is not a Qualified Institutional Buyer shall be delivered in fully registered, certificated form in the minimum denominations set forth in the Memorandum at the offices of Dechert LLP at 10:00 a.m. Charlotte, North Carolina time, on December 21, 2004, or such other place, time or date as may be mutually agreed upon by the Initial Purchasers and the Issuers (the “Closing Date”).  Subject to the foregoing, the Offered Notes will be registered in such names and such denominations as the Initial Purchasers shall specify in writing to the Issuers and the Indenture Trustee.

Section 4.                                          Representations and Warranties.

(a)                             Each Issuer and OfficeMax represents and warrants to the Initial Purchasers, as of the date hereof and as of the Closing Date, that:

(i)                                     The Preliminary Memorandum (except to the extent set forth in the Final Memorandum) and the Final Memorandum and any amendments thereof or supplement thereto, delivered by or on behalf of each Issuer to prospective purchasers of the Offered Notes (collectively, such information and documents, the “Additional Offering Documents”), did not or will not, each as of their respective dates or date on which such statement was made and as of the Closing Date, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in each, in light of the circumstances under which they were made, not misleading, except that representations and warranties with respect to the Preliminary Memorandum and the Final Memorandum set forth in this subsection 4(a)(i) do not apply to any statements or omissions in either Memorandum under the captions “Market Stabilization”, “Available

Information About Wachovia”, “Available Information About Lehman Brothers” and “Plan of Distribution”.

(ii)                                  Each Issuer is a Delaware limited liability company, duly organized and validly existing under the laws of the state of Delaware, has all limited liability company power and authority necessary to own or hold its properties and conduct its business in which it is engaged as described in each Memorandum and has all licenses necessary to carry on its business as it is now being conducted and is licensed and qualified in each jurisdiction in which the conduct of its business (including without limitation the originating and acquiring of its assets and performing its obligations hereunder and under the Transaction Documents) requires such licensing or qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of such Issuer.

(iii)                               This Agreement has been duly authorized, executed and delivered by each Issuer, and, assuming due authorization, execution and delivery thereof by the other parties hereto, constitutes a valid and legally binding obligation of such Issuer enforceable against such Issuer in accordance with its terms, subject, as to enforcement only, to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally or the application of equitable principles in any proceeding, whether at law or in equity.

(iv)                              Each Transaction Document to which each Issuer is a party (other than the Offered Notes) has been duly authorized, executed and delivered by such Issuer and, assuming due authorization, execution and delivery thereof by the other parties thereto, constitute valid and binding agreements of such Issuer, enforceable against such Issuer in accordance with their respective terms, subject, as to enforcement only, to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally or the application of equitable principles in any proceeding, whether at law or in equity.

(v)                                 Each Issuer’s Offered Notes have been duly authorized, and when executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchasers in accordance with this Agreement, such Offered Notes will constitute valid and binding obligations of such Issuer, enforceable against such Issuer in accordance with their terms, subject, as to enforcement only, to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally or the application of equitable principles in any proceeding, whether at law or in equity, and will be entitled to the benefits of the applicable Indenture.

(vi)                              Other than as set forth in or contemplated by each Memorandum, there are no legal or governmental proceedings pending to which an Issuer is a party or of which any property or assets of each Issuer are the subject of which, if determined adversely to such Issuer, would individually or in the aggregate have a material adverse effect on the financial position, members’ equity or results of operations of such Issuer or on the performance by such Issuer of its obligations hereunder or under the Transaction

Documents; and no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(vii)                           The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the consummation by each Issuer of the transactions contemplated herein and therein and in all documents relating to its Offered Notes will not result in any breach or violation of, or constitute a default under, any agreement or instrument to which such Issuer is a party or to which any of its properties or assets are subject, except for such of the foregoing as to which relevant waivers or amendments have been obtained and are in full force and effect, nor will any such action result in a violation of the certificate of formation or limited liability company agreement of such Issuer or any law or any order, decree, rule or regulation of any court or governmental agency having jurisdiction over such Issuer or its properties.

(viii)                        Neither such Issuer nor any of its assets after giving effect to the transactions contemplated by the Transaction Documents will be required to be registered as an “investment company” under the 1940 Act.

(ix)                                Assuming (i) the Initial Purchasers’ representations are true and accurate and (ii) the accuracy of the representations and warranties deemed to be made pursuant to the Memorandum by each of the purchasers to whom the Initial Purchasers initially resell the Offered Notes, it is not necessary in connection with the offer, sale and delivery of such Issuer’s Offered Notes in the manner contemplated by this Agreement and each Memorandum to register the initial sales of such Issuer’s Offered Notes under the Securities Act or to qualify the applicable Indenture under the Trust Indenture Act of 1939, as amended.

(x)                                   Such Issuer’s Offered Notes satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

(xi)                                At the time of execution and delivery of the Indentures, each Issuer will own its respective assets free and clear of all liens, encumbrances, adverse claims or security interests (“Liens”), and such Issuer shall have the power and authority to pledge the assets to the Indenture Trustee pursuant to the applicable Indenture.

(xii)                             Upon the execution and delivery of the Transaction Documents, payment by the Initial Purchasers for the Offered Notes and delivery to the Initial Purchasers of the Offered Notes, the Initial Purchasers will acquire title to the Offered Notes free of Liens except such Liens as may be created or granted by the Initial Purchasers.

(xiii)                          Except as otherwise provided in clause (ix) above, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the issuance and sale of such Issuer’s Offered Notes or the execution, delivery and performance by such Issuer of this Agreement or the other Transaction Documents to which it is a party, except UCC-1 financing statements and such consents, approvals, authorizations, registrations or qualifications as have been obtained or as may be required under state securities or “blue sky” laws in connection with the sale and delivery of such Issuer’s Offered Notes in the manner contemplated herein.

(xiv)                         The description of the assets of such Issuer, individually and in the aggregate, contained in the Final Memorandum is accurate in all material respects.

(xv)                            Each of the representations and warranties of such Issuer set forth in each of the other Transaction Documents is true and correct in all material respects.

(xvi)                         Any taxes, fees and other governmental charges payable in connection with the execution, delivery and issuance of this Agreement and the other Transaction Documents and such Issuer’s Offered Notes have been or will be paid by such Issuer prior to the Closing Date.

(xvii)                      Neither such Issuer nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act (“Regulation D”)) of such Issuer nor anyone acting on their behalf has, directly or indirectly (except to or through the Initial Purchasers), sold or offered, or attempted to offer or sell, or solicited any offers to buy, or otherwise approached or negotiated in respect of, any of such Issuer’s Offered Notes and neither such Issuer nor any of its affiliates will do any of the foregoing.  As used herein, the terms “offer” and “sale” have the meanings specified in Section 2(3) of the Securities Act.

(xviii)                   Neither such Issuer nor any affiliate (as defined in Rule 501(b) of Regulation D) of such Issuer has directly, or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of such Issuer’s Offered Notes in a manner that would require the registration under the Securities Act of the offerings contemplated by each Memorandum or engaged in any form of general solicitation or general advertising in connection with the offerings of such Issuer’s Offered Notes.

(xix)                           Each Indenture creates a valid, continuing and enforceable security interest (as defined in the applicable UCC) in the applicable Indenture Collateral in favor of the Indenture Trustee, which security interest is prior to all other Liens (except for Permitted Liens), and is enforceable as such against creditors of and purchasers from the applicable Issuer.

(xx)                              Each Installment Note constitutes an “instrument” and each Guaranty constitutes a “supporting obligation” within the meaning of the applicable UCC.

(xxi)                           Each Issuer has caused or will have caused, within ten (10) days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under Requirements of Law in order to perfect the security interest in such Indenture Collateral granted to the Indenture Trustee under the applicable Indenture.

(xxii)                        Other than the security interest granted by each Issuer pursuant to its applicable Indenture, no Issuer has pledged, assigned, sold, granted a security interest in or otherwise conveyed any of its applicable Indenture Collateral.  No Issuer has authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering its applicable Indenture Collateral other than any financing statement relating to the security interest granted by such Issuer under such Indenture.  No Issuer is aware of the filing of any judgment or tax Lien filings against such Issuer.

(xxiii)                     All original executed copies of each underlying document that constitute or evidence Indenture Collateral have been delivered to and, to the knowledge of the applicable Issuer, are in the possession of the Indenture Trustee;

(xxiv)                    Each Issuer has received a written acknowledgment from the Indenture Trustee that the Indenture Trustee is holding the underlying documents that constitute or evidence the applicable Indenture Collateral solely on behalf of and for the benefit of the Holders of the applicable Class of Offered Notes.

(xxv)                       None of the underlying documents that constitute or evidence the Indenture Collateral has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the applicable Issuer, its Member and the Indenture Trustee.

(b)                                 OfficeMax represents to the Initial Purchasers, as of the date hereof and as of the Closing Date, that

(i)                                     OfficeMax is a corporation validly existing under the laws of the Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

(ii)                                  This Agreement has been duly and validly authorized, executed and delivered by OfficeMax and, assuming due authorization, execution and delivery hereof by the Issuers, Wachovia Capital Markets and Lehman Brothers Inc., constitutes a legal, valid and binding obligation of OfficeMax, enforceable against OfficeMax in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws.

(iii)                               The execution and delivery of this Agreement by OfficeMax and OfficeMax’s performance and compliance with the terms of this Agreement will not (A) violate OfficeMax’s articles of incorporation or by-laws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any contract, agreement or other instrument to which OfficeMax is a party or by which OfficeMax is bound.

(iv)                              OfficeMax is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of OfficeMax or its properties or have consequences that would materially and adversely affect its performance hereunder.

(v)                                 OfficeMax is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would materially and adversely affect the ability of OfficeMax to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by OfficeMax of its obligations under this Agreement (except to the extent such consent has been obtained).

(vi)                              No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by OfficeMax of or compliance by OfficeMax with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained.

(vii)                           No litigation is pending or, to the best of OfficeMax’s knowledge, threatened against OfficeMax that would assert the invalidity of this Agreement, prohibit its entering into this Agreement or materially and adversely affect the performance by OfficeMax of its obligations under this Agreement.

(viii)                        Each representation and warranty of the Issuers set forth in Section 4(a) hereof is true and correct as of the date of this Agreement or as of the date specified in such representation and warranty.

Section 5.                                          Sale of Offered Notes to the Initial Purchasers.

The sale of the Offered Notes to the Initial Purchasers will be made without registration of the Offered Notes under the Securities Act, in reliance upon the exemption therefrom provided by Section 4(2) of the Securities Act.

(a)                                  The Issuers and the Initial Purchasers hereby agree that the Offered Notes will be offered and sold only in transactions exempt from registration under the Securities Act.  The Issuers and the Initial Purchasers will each reasonably believe at the time of any sale of the Offered Notes by the Issuers through the Initial Purchasers (i) that each purchaser of the Offered Notes is an institutional investor that is (1) a QIB who is a Qualified Purchaser in transactions meeting the requirements of Rule 144A, or (2) an Institutional Accredited Investor who is a Qualified Purchaser who purchases for its own account or for any discretionary account for which it is acquiring the Offered Notes and provides the applicable Initial Purchaser with a written certification in substantially the form of Exhibit C-2 to the Indenture, and (ii) that the offering of the Offered Notes will be made in a manner it reasonably believes will enable the offer and sale of the Offered Notes to be exempt from registration under state securities or “blue sky” laws; and each such party understands that no action has been taken to permit a public offering in any jurisdiction where action would be required for such purpose.  The Issuers and the Initial Purchasers each further agree not to (i) engage in any activity that would constitute a public offering of the Offered Notes within the meaning of Section 4(2) of the Securities Act or (ii) offer or sell the Offered Notes by any form of general solicitation or general advertising (as those terms are used in Regulation D), including the methods described in Rule 502(c) of Regulation D, in connection with any offer or sale of the Offered Notes.

(b)                                 Each Initial Purchaser hereby represents and warrants to and agrees with the Issuers, that (i) it is a QIB and a Qualified Purchaser, (ii) it will offer the Offered Notes only (A) to persons who it reasonably believes are both QIBs and Qualified Purchasers in transactions meeting the requirements of Rule 144A or (B) to institutional investors who it reasonably believes are Institutional Accredited Investors who are Qualified Purchasers and have delivered a written certification substantially in the form of Exhibit C-2 to the applicable Indenture.  Each Initial Purchaser further agrees that it will (i) deliver to each purchaser of the Offered Notes, at or prior to the confirmation of sale, a copy of the Final Memorandum, as then amended or supplemented, which Final Memorandum will include a Notice to Investors in the form attached hereto as Exhibit A, and (ii) prior to any sale of the Offered Notes to an Institutional Accredited Investor that it does not reasonably believe is a QIB, it will receive from such Institutional Accredited Investor a written certification in substantially the form attached as Exhibit C-1 to the Indenture.

(c)                                  Each Initial Purchaser hereby represents that it is duly authorized and possesses the requisite corporate power to enter into this Agreement.

(d)                                 Each Initial Purchaser hereby represents there is no action, suit or proceeding pending against or, to the knowledge of such Initial Purchaser, threatened against or affecting, such Initial Purchaser before any court or arbitrator or any government body, agency, or official which could materially adversely affect the ability of such Initial Purchaser to perform its obligations under this Agreement.

Section 6.                                          Certain Agreements of the Issuers.

Each Issuer covenants and agrees with the Initial Purchasers as follows:

(a)                                  If, at any time prior to the 90th day following the Closing Date, any event involving such Issuer shall occur as a result of which the Final Memorandum (as then amended or supplemented) would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, such Issuer will immediately notify the Initial Purchasers and prepare and furnish to the Initial Purchasers an amendment or supplement to the Final Memorandum that will correct such statement or omission.  Such Issuer will not at any time amend or supplement the Final Memorandum (i) prior to having furnished the Initial Purchasers with a copy of the proposed form of the amendment or supplement and giving the Initial Purchasers a reasonable opportunity to review the same or (ii) in a manner to which the Initial Purchasers or their counsel shall object.

(b)                                 During the period referred to in Section 6(a), such Issuer will furnish to the Initial Purchasers, without charge, copies of the Final Memorandum (including all exhibits and documents incorporated by reference therein), the Transaction Documents, and all amendments or supplements to such documents, in each case as soon as reasonably available and in such quantities as the Initial Purchasers may from time to time reasonably request.

(c)                                  At all times during the course of the private placement contemplated hereby and prior to the Closing Date, (i) such Issuer will make available to each offeree the Additional Offering Documents and information concerning any other relevant matters, as they or any of their affiliates possess or can acquire without unreasonable effort or expense, as determined in good faith by them, (ii) such Issuer will provide each offeree the opportunity to ask questions of, and receive answers from, them concerning the terms and conditions of the offering and to obtain any additional information, to the extent they or any of their affiliates possess such information or can acquire it without unreasonable effort or expense such information is not of a commercially sensitive nature, and to the extent the provision thereof is not prohibited by applicable law (as determined in good faith by them), necessary to verify the accuracy of the information furnished to the offeree, (iii) such Issuer will not publish or disseminate any material in connection with the offering of such Issuer’s Offered Notes except as contemplated herein or as consented to by the Initial Purchasers, (iv) such Issuer will advise the Initial Purchasers promptly of the receipt by such Issuer of any communication from the SEC or any state securities authority concerning the offering or sale of such Issuer’s Offered Notes, (v) such Issuer will advise the Initial Purchasers promptly of the commencement of any lawsuit or proceeding to which such Issuer is a party relating to the offering or sale of such Issuer’s Offered Notes, and (vi) such Issuer will advise the Initial Purchasers of the suspension of the qualification of such Issuer’s Offered Notes for offering or sale in any jurisdiction, or the initiation or threat of any procedure for any such purpose.

(d)                                 Such Issuer will furnish, upon the written request of any Holder or of any owner of a beneficial interest therein, such information as is specified in paragraph (d)(4) of Rule 144A under the Securities Act (i) to such Holder or beneficial owner, (ii) to a prospective purchaser of such Offered Note or interest therein who is a QIB designated by such Holder or beneficial owner, or (iii) to the Indenture Trustee for deliver to such Holder, beneficial owner or prospective purchaser, in order to permit compliance by such Holder or beneficial owner with Rule 144A in connection with the resale of such Offered Note or beneficial interest therein by such holder or beneficial owner in reliance on Rule 144A unless, at the time of such request, (x) the Issuer is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 or (y) none of the Offered Notes remain outstanding or (z) the Offered Notes are no longer “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act.

(e)                                  Except as otherwise provided in the Indenture, each of such Issuer’s Offered Notes will contain a legend to the effect set forth in the form of Notice to Investors attached as Exhibit A hereto.

Section 7.                                          Conditions of the Initial Purchasers’ Obligations.

The obligations of each Initial Purchaser to purchase Offered Notes on the Closing Date will be subject to the accuracy, in all material respects, of the representations and warranties of the applicable Issuer herein and of OfficeMax herein, to the performance, in all material respects, by such Issuer of its obligations hereunder and to the following additional conditions precedent:

(a)                                  Such Issuer’s Offered Notes shall have been duly authorized, executed, authenticated, delivered and issued, the Transaction Documents shall have been duly authorized, executed and delivered by the respective parties thereto and shall be in full force and effect, and the Indenture Collateral of such Issuer shall have been pledged to the Indenture Trustee pursuant to the terms of the applicable Indenture.

(b)                                 The Initial Purchasers shall have received a certificate, dated as of the Closing Date, of a Regular Manager of each Issuer to the effect that such Regular Manager has carefully examined this Agreement, each Memorandum and the Transaction Documents to which such Issuer is a party and that, to the best of such officer’s knowledge (i) since the date information is given in each Memorandum, there has not been any material adverse change in the condition, financial or otherwise, or in the earnings, results of operations, business affairs or business prospects of such Issuer, whether or not arising in the ordinary course of business, or the ability of such Issuer to perform its obligations hereunder or under the Transaction Documents except as contemplated by each Memorandum, (ii) the representations and warranties of such Issuer set forth herein are true and correct in all material respects as of the Closing Date, as though such representations and warranties had been made on and as of such date, (iii) such Issuer has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under the Transaction Documents to which it is a party, at or prior to the Closing Date, (iv) the representations and warranties of such Issuer in the Transaction Documents to which it is a party are true and correct in all material respects, as of the Closing Date, as though such representations and warranties had been made on and as of such date, and (v) nothing has come to the attention of such officer that would lead such officer to believe that the Final Memorandum, and any amendment thereof or supplement thereto, as of its date and as of the Closing Date, or any Additional Offering Document contains an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c)                                  The Class A-1 Notes shall each have been rated no less than “Aa3” by Moody’s and “A” by S&P, the Class A-2 Notes shall each have been rated no less than “A1” by Moody’s and “A” by S&P, such ratings shall not have been rescinded, and no public announcement shall have been made by any rating agency that its rating of such Class of Offered Notes have been placed under review.

(d)                                 The Initial Purchasers shall have received an opinion, dated the Closing Date, of in-house counsel to the Indenture Trustee, in form and substance satisfactory to the Initial Purchasers.

(e)                                  The Initial Purchasers shall have received legal opinions, in form and substance satisfactory to the Initial Purchasers, (i) of King & Spalding LLP, counsel to the Issuers and

OfficeMax, with respect to the certain federal tax, ERISA, securities law matters and with respect to the Final Memorandum (excluding the sections entitled “Available Information About Wachovia” and “Available Information About Lehman Brothers”), (ii) from Dechert LLP, counsel to the Initial Purchasers, with respect to corporate, securities law, investment company matters and with respect to the Final Memorandum (excluding the sections entitled “Available Information About Wachovia” and “Available Information About Lehman Brothers”), (iii) of Dechert LLP with respect to certain “true contribution” and “non–consolidation” issues in form and substance satisfactory to the Initial Purchasers; and (iv) of Richards Leyton & Finger LLP with respect to certain matters under Delaware law.

(f)                                    The Initial Purchasers shall have received an opinion of Dechert LLP with respect to certain “perfection issues” in form and substance satisfactory to the Initial Purchasers.

(g)                                 The Initial Purchasers shall have received from the Indenture Trustee a certificate signed by one or more duly authorized officers of the Indenture Trustee, dated the Closing Date, in customary form.

(h)                                 Each Issuer and OfficeMax shall have furnished to the Initial Purchasers and its counsel such further information, certificates and documents as the Initial Purchasers and its counsel may reasonably have requested, and all proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be in all material respects reasonably satisfactory in form and substance to the Initial Purchasers and its counsel.

(i)                                     Each Issuer and OfficeMax shall have furnished to the Initial Purchasers such further information, certificates, opinions or documents reasonably requested by the Initial Purchasers, including any material delivered to the Rating Agencies.

(j)                                     All documents incident hereto and to the Transaction Documents shall be reasonably satisfactory in form and substance to the Initial Purchasers and its counsel, and the Initial Purchasers and its counsel shall have received such information, certificates and documents as they may reasonably request.

If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects or waived by the Initial Purchasers when and as provided in this Agreement, or if any of the opinions and certificates mentioned above shall not be in all material respects reasonably satisfactory in form and substance to the Initial Purchasers, this Agreement and all of the Initial Purchasers’ obligations hereunder may be canceled by the Initial Purchasers at or prior to delivery of and payment for the Offered Notes.  Notice of such cancellation shall be given to the Issuers in writing, or by telephone or facsimile confirmed in writing.

Section 8.                                          Indemnification and Contribution.

(a)                                  Each Issuer and OfficeMax, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, their officers, directors, employees, agents and each person, if any, who controls an Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and affiliates of an Initial Purchaser from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which the Initial Purchasers or such controlling person may become subject, under the Securities Act or

Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any Memorandum, any Additional Offering Document delivered by or on behalf of either of the Issuers and OfficeMax to any prospective purchaser of the Offered Notes or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Initial Purchasers and such controlling person for any legal and other expenses reasonably incurred by the Initial Purchasers or such controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action; provided, however, that the indemnity provided by this Section 8(a) shall not apply to any loss, liability, claim, damage or expense to the extent any such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon information incorporated by reference in such Memorandum under the headings “Market Stabilization”, “Plan of Distribution”, “Available Information About Wachovia” and “Available Information About Lehman Brothers”; provided, further, that, neither the Issuers nor OfficeMax shall be liable to the Initial Purchasers in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum or the Final Memorandum in reliance upon and in conformity with written information furnished to the Issuers and/or OfficeMax by the Initial Purchasers specifically for inclusion therein; provided, further, that, the foregoing indemnity shall not inure to the benefit of the Initial Purchasers or any person that controls an Initial Purchaser from whom the person asserting any such loss, claim, damage or liability purchased such Issuer’s Offered Notes which are the subject thereof if such Issuer or OfficeMax shall sustain the burden of proving that the Initial Purchasers sold such Issuer’s Offered Notes to the person alleging such loss, claim, damage or liability without sending or giving a copy of the Final Memorandum (including any amendments or supplements) at or prior to the confirmation of the sale of the Offered Notes, if such Issuer or OfficeMax shall have previously furnished copies thereof to such Initial Purchaser and the loss, claim, damage or liability of such person results from an untrue statement or omission of a material fact contained in any Preliminary Memorandum or the Final Memorandum which was corrected in the Final Memorandum or the Final Memorandum as amended or supplemented.  The foregoing indemnity is in addition to any liability that the Issuers or OfficeMax may otherwise have to the Initial Purchasers or any person or entity controlling the Initial Purchasers.  Each Issuer and Office Max acknowledges that the statements set forth in the Final Memorandum under the captions “Market Stabilization” and “Plan of Distribution” constitute the only written information furnished to the Issuers and OfficeMax by the Initial Purchasers or on behalf of the Initial Purchasers specifically for inclusion in the Final Memorandum (or any amendment or supplement thereto).

(b)                                 Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless, the Issuers, OfficeMax, their directors and officers, and each person, if any, who controls an Issuer or OfficeMax within the meaning of either the Securities Act or the Exchange Act from and against, any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Preliminary Memorandum or the Final Memorandum (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of such

Initial Purchaser specifically for inclusion in the Preliminary Memorandum or the Final Memorandum (or any amendment or supplement thereto).  Each Issuer and Office Max acknowledges that the statements set forth in the Final Memorandum under the captions “Market Stabilization” and “Plan of Distribution” constitute the only written information furnished to the Issuers and OfficeMax by the Initial Purchasers or on behalf of the Initial Purchasers specifically for inclusion in the Final Memorandum (or any amendment or supplement thereto).

(c)                                  Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or commencement of that action, provided, however, that the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to an indemnified party under this Section 8, except to the extent that the indemnifying party has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to an indemnified party otherwise than under this Section 8.  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided that the Initial Purchasers shall have the right to employ, at the expense of the indemnifying party, counsel to represent the Initial Purchasers and the controlling persons who may be subject to liability arising out of any claim or action in respect of which indemnity may be sought by the Initial Purchasers against the applicable Issuer or OfficeMax under this Section 8, if (i) in the reasonable judgment of an Initial Purchaser, there may be legal defenses available to such Initial Purchaser, and those controlling persons, different from or in addition to those available to the Issuers or OfficeMax, or there is a conflict of interest between an Initial Purchaser and the controlling persons, on one hand, and the Issuers or OfficeMax, on the other, or (ii) the Issuers or OfficeMax shall fail to select counsel reasonably satisfactory to the indemnified party or parties, and in such event the fees and expenses of such separate counsel shall be paid by the Issuers or OfficeMax.  In no event shall the Issuers or OfficeMax be liable for the fees and expenses of more than one separate firm of attorneys for each of the Initial Purchasers and their controlling persons in connection with any other action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) does not include a statement as to or admission of, fault, culpability or a failure to act by or on behalf of any such indemnified party, and (ii) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d)                                 If the indemnification provided for in Section 8 shall for any reason be unavailable to an indemnified party under subsection 8(a) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuers and Office Max on the one hand and the Initial Purchasers on the other from the offering of the Offered Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers and OfficeMax on the one hand and the Initial Purchasers on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.  The relative benefits received by the Issuers and OfficeMax on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Notes (before deducting expenses) received by the Issuers and OfficeMax bear to the total fees actually received by the Initial Purchasers with respect to such offering pursuant to Section 2 of this Agreement.  The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuers, OfficeMax or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Issuers, OfficeMax and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this subsection 8(c) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this subsection 8(c) shall be deemed to include, for purposes of this subsection 8(c), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection 8(c), no Initial Purchaser shall be required to contribute any amount in excess of the aggregate fee actually paid to such Initial Purchaser pursuant to Section 2 of this Agreement.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)                                  The indemnity agreements contained in this Section 8 shall survive the delivery of the Offered Notes, and the provisions of this Section 8 shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

Section 9.                                          Termination.

This Agreement shall be subject to termination in the absolute discretion of the Initial Purchasers, by notice given to the Issuers and OfficeMax prior to delivery of and payment for the Offered Notes, if prior to such time (i) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited or any setting of minimum prices for trading on such exchange has occurred, (ii) a material disruption in securities settlement, payment or clearance services in the United States has occurred; (iii) a banking moratorium has been declared by Federal or state authorities; (iv) there has been, since the respective dates as of which information is given in the Preliminary Memorandum or the Final Memorandum, any material adverse change in the condition, financial or otherwise, or in the assets of an Issuer; (v) a general moratorium on commercial banking activities in New York shall have been declared by either U.S. federal or New York State authorities, or (vi) there shall have occurred any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity, crisis or emergency if, in the judgment of the Initial Purchasers, the effect of any such attack, outbreak, escalation, act, declaration, calamity, crisis or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Notes; or (vii) there shall have occurred any other calamity, crisis (including without limitation as a result of terrorist activities), or material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Initial Purchasers, impracticable or inadvisable to proceed with offering or delivery of the Offered Notes being delivered on the Closing Date or that, in the judgment of the Initial Purchasers, would materially and adversely affect the financial markets or the markets for the Offered Notes and other debt securities.

Section 10.                                   Severability Clause.

Any part, provision, representation, or warranty of this Agreement which is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

Section 11.                                   Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid and effective only upon receipt and if sent to the Initial Purchasers, will be delivered to Wachovia Capital Markets, LLC, One Wachovia Center, Mail Code: NC 0600, 301 South College Street, Charlotte, North Carolina 28288–0610, One Wachovia Center, Attention:  Syndicate Desk, with a copy to Wachovia Corporation Legal Division, Mail Code: NC 0630, 301 South College Street, Charlotte, North Carolina 28288-0630, and to Lehman Brothers Inc., 399 Park Avenue, New York, NY 10022, Attention: Syndicate Registration Department, with a copy to the same address, Attention:  General Counsel; or if sent to an Issuer or to OfficeMax will be delivered to such party at 150 Pierce Road, Itasca, IL 60143, Attention: Executive Vice-President and Chief Financial Officer, with a copy to OfficeMax Incorporated, 150 Pierce Road, Itasca, IL 60143, Attention: Executive Vice-President and General Counsel.

Section 12.                                   Representations and Indemnities to Survive.

The respective agreements, representations, warranties, indemnities and other statements of each Issuer and its officers, and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers, the Issuers or any of the controlling persons referred to in Section 8 of this Agreement, and will survive delivery of and payment for the Offered Notes.

Section 13.                                   Successors.

This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 8 of this Agreement and their respective successors and assigns, and, except as specifically set forth herein, no other person will have any right or obligation hereunder.

Section 14.                                   Applicable Law.

(a)                                  THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

(b)                                 EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.  EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14(b).

(c)                                  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON–EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH SUCH PARTY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO.

Section 15.                                   Counterparts, Etc.

This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.  This Agreement may be signed in any number of counterparts each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

Section 16.                                   No Petition.

The Initial Purchasers covenant and agree that, prior to the date that is one (1) year and one (1) day after the payment in full of each Class of Notes rated by any Rating Agency, they will not institute against an Issuer or join any other Person in instituting against such Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States.  This Section 16 will survive the termination of this Agreement.

[REST OF PAGE INTENTIONALLY LEFT BLANK]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Issuers and the Initial Purchasers.

Very truly yours,

OMX TIMBER FINANCE INVESTMENTS I, LLC, a Delaware limited liability company

By:	/s/ Ted Crumley
Ted Crumley, Regular Manager

OMX TIMBER FINANCE INVESTMENTS II, LLC, a Delaware limited liability company

By:	/s/ Ted Crumley
Ted Crumley, Regular Manager

OFFICEMAX INCORPORATED

By:	/s/ Ted Crumley
Name:	Ted Crumley
Title:	Senior Vice President

The foregoing Agreement is hereby confirmed and
accepted as of the date first above written.

WACHOVIA CAPITAL MARKETS, LLC

By:	/s/ Kenneth A. Carpenter, Jr.
Name:	Kenneth A. Carpenter, Jr.
Title:	Director

LEHMAN BROTHERS INC.

By:	/s/ Erin Callan
Name:	Erin Callan
Title:	Managing Director

EXHIBIT A

FORM OF NOTICE TO INVESTORS

Because of the following restrictions, investors are advised to consult legal counsel prior to making any offer, resale, pledge or other transfer of the Offered Notes.

Each purchaser of the Offered Notes offered hereby will be deemed to have represented and/or agreed as follows (terms used in this “Notice to Investors” section that are defined in Rule 144A under the Securities Act (“Rule 144A”) or in Regulation D under the Securities Act (“Regulation D”) are used herein as defined therein):

(1)                                  The purchaser is both a “U.S. person” (as defined in Regulation S under the Securities Act) and a “United States person” as defined in Section 7701(a)(30) of the Code (A)) who (A) is both a “qualified institutional buyer” within the meaning of Rule 144A (a “QIB”) and a “qualified purchaser” (a “Qualified Purchaser”) for purposes of Section 3(c)(7) under the Investment Company Act of 1940, as amended (the “1940 Act”) or both an institutional “Accredited Investor” (within the meaning of Rule 501(a)(1)–(3) or (7) under the Securities Act) (an “Institutional Accredited Investor”) and a Qualified Purchaser, (B) is acquiring the Offered Notes for its own account or for the account of such a QIB who is a Qualified Purchaser or an Institutional Accredited Investor who is a Qualified Purchaser purchasing for investment and not for distribution in violation of the Securities Act, (C) if such person is such a QIB and Qualified Purchaser, is aware that the sale of the Offered Notes to it is being made in reliance on Rule 144A or (D) if such person is such an Institutional Accredited Investor and Qualified Purchaser, will deliver a certificate in the form attached to the Indenture prior to receipt of Offered Notes.

(2)                                  The Offered Notes have not been and will not be registered under the Securities Act, any state securities or “blue sky” law, and may not be reoffered, resold, pledged or otherwise transferred except (A)(i) to a person whom the seller reasonably believes is a both a QIB and a Qualified Purchaser that purchases for its own account or the account of another QIB and Qualified Purchaser to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (ii) in certificated form to an Institutional Accredited Investor that is also a Qualified Purchaser pursuant to any other exemption from the registration requirements of the Securities Act, subject to (a) the receipt by the Indenture Trustee of a letter in the form attached to the Indenture and (b) the receipt by the Indenture Trustee of such other evidence acceptable to the Indenture Trustee that such reoffer, resale, pledge or transfer is in compliance with the Securities Act and other applicable laws or (iii) pursuant to another exemption available under the Securities Act and (B) in accordance with all applicable securities and “blue sky” laws of any States of the United States or any other applicable jurisdictions.

(3)                                  The Offered Notes will bear a legend to the following effect, unless the Issuer and the Indenture Trustee determine otherwise in accordance with applicable law:

“THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE.  THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER REQUIREMENTS OF LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A U.S. PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”) AND WHO IS A QUALIFIED PURCHASER WITHIN THE MEANING OF SECTION 3(c)(7) UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (A “QUALIFIED PURCHASER”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB WHO IS ALSO A QUALIFIED PURCHASER, WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO A U.S. PERSON WHO IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501 (a)(1)–(3) OR (7) UNDER THE SECURITIES ACT) AND WHO IS ALSO A QUALIFIED PURCHASER, PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, IN EACH CASE, SUBJECT TO (A) THE RECEIPT BY THE INDENTURE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE INDENTURE AND (B) THE RECEIPT BY THE INDENTURE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE INDENTURE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER REQUIREMENTS OF LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, OR (3) TO A U.S. PERSON PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.  THE PURCHASE OF THIS NOTE WILL BE DEEMED A REPRESENTATION BY THE ACQUIRER THAT EITHER: (I) IT IS NOT, AND IS NOT ACQUIRING OR HOLDING THIS NOTE, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR WITH ANY ASSETS OF, AN “EMPLOYEE BENEFIT PLAN” WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, A “PLAN” WITHIN THE MEANING OF AND SUBJECT TO SECTION 4975 OF

THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”); AN ENTITY THE UNDERLYING ASSETS OF WHICH ARE DEEMED TO INCLUDE ASSETS OF ANY SUCH PLAN, OR A PLAN THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR NON-U.S. LAW (“SIMILAR LAW”) THAT IS SUBSTANTIVELY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR (B) ITS ACQUISITION AND HOLDING OF THIS NOTE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF SIMILAR LAW.”

(4)                                  The Offered Notes will initially be represented by beneficial interests in a single Global Note or certificated Individual Notes as the case may be.  Before any interest in a Global Note may be offered, sold, pledged or otherwise transferred to a person who takes delivery other than through a beneficial interest in that Global Note, the transferor will be required to provide the Indenture Trustee with a written certification, in the form provided in the Indenture, as to compliance with the applicable transfer restrictions.

(5)                                  If it is acquiring any Offered Notes as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and that it has full power to make the acknowledgments, representations and agreements contained herein on behalf of such account.